UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2019

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CBT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective January 10, 2020, Lisa Dumont, age 46, will become Controller of the Company and the Company’s principal accounting officer. Ms. Dumont joined Cabot in April 2000. Since joining the Company, Ms. Dumont has held several key corporate, business and regional roles in the finance organization, including, most recently, Finance Director for the Company’s Performance Chemicals segment, a position she held from April 2019 to November 2019. Until Ms. Dumont assumes responsibility as Controller in January, she will transition to her new role and provide transition support to the Performance Chemicals segment. In addition, Ms. Dumont was Finance and Strategy Director for the Company’s Specialty Fluids segment from August 2014 to the divesture of this business in June 2019, EMEA Finance Director from March 2011 to July 2014, and Assistant Controller from January 2007 to February 2011.

In connection with Ms. Dumont’s appointment as the Company’s principal accounting officer, Ms. Dumont received an increase in her annual base salary to $260,000 per year, effective November 15, 2019. Ms. Dumont also received an increase in her target bonus amount under the Company’s annual short-term incentive compensation plan to 30% of her base salary, or $78,000 for fiscal 2020. In addition, Ms. Dumont received an increased award under the Company’s 2017 Long-Term Incentive Plan, and her award for 2020 has a grant date value of $125,000. The award consists of 60% time-based restricted stock units and 40% performance-based restricted stock units, in both cases based on the closing price of Cabot common stock on November 8, 2019. This award will cliff vest in November 2022 on the same terms and conditions as the other 2020 long term incentive awards granted to the other participants under this plan. There is no arrangement or understanding between Ms. Dumont and any other person pursuant to which she is being appointed Controller. There are no transactions involving Ms. Dumont requiring disclosure under Item 404(a) of Regulation S-K of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Erica McLaughlin
Name:	Erica McLaughlin
Title:	Senior Vice President and CFO

Date: November 13, 2019